EXHIBIT 10.48

AMENDMENT NO. 2 TO
STANDARD INDUSTRIAL LEASE — NET

This AMENDMENT NO. 2 TO STANDARD INDUSTRIAL LEASE — NET (this “Amendment”), is entered into as of November 12, 2007, by and between Channell Commercial Corporation, a Delaware corporation (the “Tenant”), and Jacqueline M. Channell, Trustee of the Channell Family Trust dated June 29, 1990 (the “Landlord”).  Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Lease (as defined below).

WHEREAS, the Tenant and the Landlord are party to a Standard Industrial Lease — Net dated as of May 1996 for the property located at 40761 County Center Drive, Temecula, California (as previously amended and supplemented, the “Lease”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Exercise of Renewal Option; Confirmation of Second Option.  The parties hereby agree that the Tenant’s first five (5) year renewal option is deemed exercised.  Consequently, the current term of the Lease shall end on April 30, 2012.  Further, the Landlord hereby agrees that the second renewal option shall be for a period of three (3) years and eight (8) months, and shall therefore be for the period commencing May 1, 2012 and ending on December 31, 2015.  The Tenant may exercise the second renewal option in the manner provided in the Lease.

2.             No Other Changes.  Except as expressly provided in this Amendment, the Lease shall remain in full force and effect in accordance with its terms.

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                IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first set forth above.

TENANT

CHANNELL COMMERCIAL CORPORATION

By:	/s/ Patrick E. McCready

Name: Patrick E. McCready
Title: Chief Financial Officer

LANDLORD

Jacqueline M. Channell, Trustee of the Channell Family Trust dated June 29, 1990

By:	/s/ Jacqueline M. Channell